حكومـــة دبـــي
GOVERNMENT OF DUBAI

دائرة الأراضي والأملاك
Land Department

شهادة تسجيل بيانات عقد الايجار (من الباطن)

TENANCY CONTRACT INFORMATION REGISTRATION CERTIFICATE (SUB-LEASE)

Contract No: 0120250526003944 (v. 1) **Registration Date:** 26-05-2025

Owner / المالك

Owner Name	DUBAI REAL ESTATE CORPORATION / مؤسسة دبى العقاريه	اسم المالك
Owner Number	171651	رقم المالك
Trade License No	020	رقم الرخصة التجارية

Lessor / المؤجر

Lessor Name	AL TATWEER CONTRACTING (L.L.C.)			التطوير للمقاولات (ش. ذ. م. م)	اسم المؤجر
License Number	218520	رقم الرخصة	**License Issuer**	DED-Dubai	جهة إصدار الرخصة
Tel. No	971-4-2972591	رقم الهاتف	**E-mail**	sarraj@belhasa.ae	البريد الإلكترونى

Tenancy Contract Details / تفاصيل عقد الإيجار

Start Date	01-02-2025	تاريخ البدء	**End Date**	31-01-2026	تاريخ الإنتهاء
Grace Start Date		تاريخ بداية فترة السماح	**Grace End Date**		تاريخ نهاية فترة السماح
Discount	0.00 AED	خصم	**Security Deposit**	0.00 AED	قيمة التأمين
Contract Amount	183,600.00 AED	قيمة الإيجار	**Annual Amount**	183,600.00 AED	قيمة السنوية
Actual Contract Amount	183,600.00 AED	المبلغ الفعلي العقد	**Actual Annual Amount**	183,600.00 AED	المبلغ الفعلي السنوية

Tenant / المستأجر

Tenant Name	AL SHOLA AL MODEA GAS DISTRIBUTION (L.L.C)			الشعلة المضيئة لتوزيع الغاز (ش.ذ.م.م)	اسم المستأجر
Tenant No	1781299020	رقم المستأجر			
License/Expiry	222413 / 17-03-2026	رقم الرخصة و تاريخ الإنتهاء	**License Issuer**	DED-Dubai	جهة إصدار الرخصة
Tel. No	971-4-3966977	رقم الهاتف	**Fax No**	971-4-3961741	رقم الفاكس

Management Companies with Real Estate supervision activity are not entitled to receive or collect rental cheques in favour of their companies.

لا يحق للشركات ذات نشاط خدمات الإشراف الإداري للعقارات إستلام شيكات وتحصيل قيمة الإيجار لصالح الشركة

- This certificate has been issued based on information provided by EJARI user. Real Estate Regulatory Agency (RERA) doesn't take any responsibility to others.
- Users are solely responsible for any legal liability towards third parties due to providing any incorrect information to the system and this includes the tenants who were authorized to sublease their rented properties.
- This certificate will be invalid by registered contract expiry date, or in case the contract is cancelled or modified before contract expiry date.
- This certificate to be cancelled in case of any modification on it.
- Please visit Dubai Land Department website to verify the certificate information.

- تم إصدار هذه الشهادة بناء على البيانات المقدمة من قبل مستخدم النظام دون تحمل مؤسسة التنظيم العقاري أي مسؤولية تجاه الغير
- يتحمل المستخدم كافة المسؤولية القانونية تجاه الغير في حالة وجود أي خطأ في البيانات المدخلة في النظام الالكتروني و يشمل ذلك المستأجر المصرح له بالتأجير بالباطن
- تعتبر هذه الشهادة صالحة حتى تاريخ نهاية العقد المسجل فيها أو تعديل العقد قبل إنتهاء الفترة التعاقدية
- أي تعديل على هذه الشهادة تعتبر لاغية
- الرجاء زيارة الموقع الإلكتروني لدائرة الأراضي والأملاك للتحقق من بيانات الشهادة

ايجاري
EJARI

0120250526003944

Registered by: DUBAI REAL ESTATE CORPORATION, Integration Internal **Printed on :** 27/5/2025 12:57 PM

حكومة دبي
GOVERNMENT OF DUBAI

دائرة الأراضي والأملاك
Land Department

شهادة تسجيل بيانات عقد الايجار (من الباطن)

TENANCY CONTRACT INFORMATION REGISTRATION CERTIFICATE (SUB-LEASE)

Contract No: 0120250526003944 (v. 1) **Registration Date:** 26-05-2025

Leased Unit (Sub-Unit) — تفاصيل العقار (الوحدة الفرعية)

Building Name/No					إسم المبنى/رقم المبنى
Land Area	Muhaisanah Second	المنطقة	**Plot Number**	483-0	رقم الأرض
Land DM No (Affection Plan)	264-655	رقم البلدية	**Makani No**	41816 95222	رقم مكانى

Property No.(s) / رقم العقار	Type / النوع	SubType / النوع الفرعي	Usage / الإستخدام	Size / المساحة	DEWA Premise No. / رقم ديوا
LBRC0007	Labor Camps	Room in labor Camp	Residential	16.00 (Sq.m)	
LBRC0008	Labor Camps	Room in labor Camp	Residential	16.00 (Sq.m)	
LBRC0009	Labor Camps	Room in labor Camp	Residential	16.00 (Sq.m)	
LBRC0010	Labor Camps	Room in labor Camp	Residential	16.00 (Sq.m)	
LBRC0011	Labor Camps	Room in labor Camp	Residential	16.00 (Sq.m)	
LBRC0012	Labor Camps	Room in labor Camp	Residential	16.00 (Sq.m)	
LBRC0015	Labor Camps	Room in labor Camp	Residential	16.00 (Sq.m)	
LBRC0022	Labor Camps	Room in labor Camp	Residential	16.00 (Sq.m)	
LBRC0023	Labor Camps	Room in labor Camp	Residential	16.00 (Sq.m)	
LBRC0024	Labor Camps	Room in labor Camp	Residential	16.00 (Sq.m)	
LBRC0025	Labor Camps	Room in labor Camp	Residential	16.00 (Sq.m)	
LBRC0026	Labor Camps	Room in labor Camp	Residential	16.00 (Sq.m)	
LBRC0031	Labor Camps	Room in labor Camp	Residential	16.00 (Sq.m)	
LBRC0032	Labor Camps	Room in labor Camp	Residential	16.00 (Sq.m)	
LBRC0033	Labor Camps	Room in labor Camp	Residential	16.00 (Sq.m)	
LBRC0081	Labor Camps	Room in labor Camp	Residential	16.00 (Sq.m)	
LBRC0082	Labor Camps	Room in labor Camp	Residential	16.00 (Sq.m)	

Tax Receipt Details — تفاصيل الإيصال الضريبي

Receipt Number	**25052651515227**		رقم الإيصال
Rent Registration Fee	100.00	AED	تسجيل عقد الإيجار
Ejari License	50.00	AED	إستخدام برنامج إيجاري
Knowledge Fee	10.00	AED	درهم المعرفة
Innovation Fee	10.00	AED	درهم الإبتكار
EJARI License (VAT 5.00%)(ID: 104273289900003)	2.50	AED	الضريبية المضافة لإستخدام برنامج إيجاري
Total Fees	**172.50**	**AED**	كافة الرسوم

ايجاري
EJARI

0120250526003944

Registered by: DUBAI REAL ESTATE CORPORATION, Integration Internal **Printed on :** 27/5/2025 12:57 PM